Provisions	6 Months Ended
Sep. 30, 2018
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Provisions
10	PROVISIONS

The following table presents movements by class of provisions for the six months ended September 30, 2018.

	Provision for interest repayment	Other provisions	Total
	(In millions)
Balance at April 1, 2018	¥145,179	¥68,071 (1)	¥213,250
Additional provisions	—	2,762	2,762
Amounts used	(21,803)	(7,664)	(29,467)
Unused amounts reversed	—	(9,993)	(9,993)
Amortization of discount and effect of change in discount rate	(212)	77	(135)
Others	—	5	5

Balance at September 30, 2018	¥123,164	¥53,258	¥176,422

(1)

The balance of Other provisions at April 1, 2018 includes that of provisions for loan commitments which are calculated under IFRS 9. For additional information, refer to Note 2 “Summary of Significant Accounting Policies.”

Provision for Interest Repayment

Japan has two laws restricting interest rates on loans. The Interest Rate Restriction Act sets the maximum interest rates on loans ranging from 15% to 20%. The Act Regulating the Receipt of Contributions, Receipt of Deposits and Interest Rates capped the interest rate on loans at 29.2% up to June 2010. Interest rates on loans greater than the range of 15-20% but below the maximum allowable of 29.2% were called “gray zone interest,” and many consumer lending and credit card companies were charging interest in this zone.

In January 2006, judicial decisions strictly interpreted the conditions under which consumer finance companies may retain gray zone interest. As a result, claims for refunds of gray zone interest have increased, and consumer lending and credit card companies have recorded a provision for claims for refunds of gray zone interest.

In December 2006, the Government of Japan made amendments to laws regulating money lenders to implement regulatory reforms affecting the consumer finance industry. As a result, in June 2010, the maximum legal interest rates on loans were reduced to the range of 15-20%, and gray zone interest was abolished.

The provision for interest repayment is calculated by estimating the future claims for the refund of gray zone interest, taking into account historical experience such as the number of customer claims for a refund, the amount of repayments and the characteristics of customers, and the length of the period during which claims are expected to be received in the future. The timing of the settlement of these claims is uncertain.

For the six months ended September 30, 2018, the provision for interest repayment decreased primarily due to the use of the provision.

Other Provisions

Other provisions include asset retirement obligations and provisions for loan commitments, reimbursement of deposits, point programs, product warranties and litigation claims. Most of these provisions occurred in the normal course of business and none of them were individually significant at September 30, 2018 and April 1, 2018.